UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed on a Current Report on Form 8-K filed by CF Industries Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on August 17, 2015 (the “August 17 8-K”), on August 11, 2015, a wholly-owned subsidiary of the Company, CF Industries Nitrogen, LLC (“CFN”), entered into a supply agreement (the “Supply Agreement”) with CHS Inc. (“CHS”) for the purchase of granular urea and urea ammonium nitrate solution. On December 18, 2015, CFN and CHS entered into an amended and restated Supply Agreement (the “Amended and Restated Supply Agreement”).  The Amended and Restated Supply Agreement amends, among other things, certain terms in the Supply Agreement related to the production facilities from which products may be purchased by CHS thereunder.

The Company also disclosed in the August 17 8-K that, on August 11, 2015, CF Industries Sales, LLC (“CFS”), a wholly-owned subsidiary of the Company and the sole member of CFN, entered into an Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) with CHS, pursuant to which CHS agreed to invest $2.8 billion in cash in exchange for an approximately 11.4% limited liability company membership interest in CFN, subject to the satisfaction of certain conditions.  On December 18, 2015, CFS and CHS entered into a Second Amended and Restated Limited Liability Company Agreement (the “Second Amended and Restated LLC Agreement”).  The Second Amended and Restated Limited Liability Company Agreement amends, among other things, the ancillary agreements to be entered into between the parties in connection with the LLC Agreement.

The material terms of the Amended and Restated Supply Agreement and the Second Amended and Restated LLC Agreement, including the term of the agreements and the amount of the investment by CHS, remain unchanged.

The foregoing descriptions of the Second Amended and Restated LLC Agreement and the Amended and Restated Supply Agreement are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Second Amended and Restated Limited Liability Company Agreement of CF Industries Nitrogen, LLC, dated as of December 18, 2015, by and between CF Industries Sales, LLC and CHS Inc.*, **

10.1	Amended and Restated Nitrogen Fertilizer Purchase Agreement, dated December 18, 2015, by and between CF Industries Nitrogen, LLC and CHS Inc.*

* Portions of Exhibits 2.1 and 10.1 have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

** Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2015	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Second Amended and Restated Limited Liability Company Agreement of CF Industries Nitrogen, LLC, dated as of December 18, 2015, by and between CF Industries Sales, LLC and CHS Inc.*, **

10.1	Amended and Restated Nitrogen Fertilizer Purchase Agreement, dated December 18, 2015, by and between CF Industries Nitrogen, LLC and CHS Inc.*

* Portions of Exhibits 2.1 and 10.1 have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

** Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.